                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)............February 14, 2006

                         HEALTHCARE SERVICES GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                      0-120152               23-2018365
-------------------------------          ------------          ----------------
(State or other jurisdiction of          (Commission            (IRS Employer
 Incorporation or organization)          File Number)           Identification
                                                                    number)

           3220 Tillman Drive-Suite 300, Bensalem, Pennsylvania 19020
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 215-639-4274
                                                    ------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

      (  )  Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)
      (  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      (  )  Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b) )
      ( ) Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c) )

Item 2.02         Results of Operations and Financial Condition.

On February 14, 2006 Healthcare Services Group, Inc. issued a press release announcing its earnings for the three month period and year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in contained herein shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01         Financial Statements and Exhibits

          (c)     Exhibits

         99.1     Press Release, dated February 14, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HEALTHCARE SERVICES GROUP, INC.
                                         ------------------------------------


February 14, 2006                        /s/ Richard W. Hudson
-----------------                        ------------------------------------
Date                                     Vice President-Finance and
                                            Secretary

                                  EXHIBIT INDEX

Exhibit:

99.1 Press Release and financial tables dated February 14, 2006 issued by Healthcare Services Group, Inc.